UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS International Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
39 Tax Information
40 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Board Members and Officers
49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

During the 12-month period ended August 31, 2012, DWS International Fund returned 1.63%, outperforming the -0.04% return of the MSCI EAFE Index and the -0.57% average return for the funds in its Morningstar peer group, Foreign Large Blend Funds. Strong stock selection, together with a disciplined approach to risk and cost management, were the primary reasons for the fund's outperformance.

The fund's management team seeks to add value through stock selection. Portfolio management utilizes a proprietary investment process designed to identify attractive investment candidates generated by more than 5,000 equity analysts around the globe, who collectively cover over 10,000 securities. Through the quality of these analysts' fundamental research, this process seeks to identify investments that may offer the potential for price appreciation.

The foreign markets' -0.04% return was well behind the gain for domestic equities, as gauged by the 18.00% return of the Standard & Poor's 500® (S&P 500) Index. There were two main causes for this shortfall. First, the European debt crisis kept investors on edge and led to underperformance for European stocks in general and the financial sector in particular. Second, growth in the overseas economies remained very slow, with a continued sluggish expansion in Japan and the beginnings of a recession in Europe. Comparatively, the United States remained a safe haven due to the relative resilience of its economy and the strength in corporate earnings.

"We believe that focusing on stock selection, rather than trying to assess transitory economic factors or short-term market movements, is the most effective way to add value over the long term."

Although the markets were volatile in the first half of the period ended August 31, 2012, stocks nonetheless posted gains due in part to their strong performance in the December 2011 to February 2012 interval. During this time, investor confidence was fueled by the European Central Bank's interest rate cut and offer of low-cost loans to banks. However, these gains subsequently eroded in April and May 2012 due to weak demand for Spanish sovereign debt, a political crisis in the Netherlands and higher European Union unemployment figures. In addition, the inability of Greece to form a majority government renewed investors' concerns that the country would exit from the European Monetary Union (a currency union), while Spain's economic weakness heightened worries about the country's sovereign debt burden and the extent of bad loans held by banks. Together with a string of weak economic data from Europe and slowing economic growth in China, this added to a sense of caution among investors. However, the markets staged a strong recovery at the end of the period after Mario Drahgi, president of the European Central Bank, vowed to support the currency union. Investors grew less concerned about the region's debt crisis following Drahgi's statement, and stocks recovered to close the period just barely in negative territory.

Fund Performance

Keeping in mind the fund does not invest in stocks simply on the basis of their belonging to a particular sector, our stock selection was most effective in the financial, consumer discretionary and information technology sectors.

In financials, the leading contributor to the fund's outperformance was the commercial banking firm BOC Hong Kong (Holdings) Ltd. The company reported financial results that exceeded expectations, and analysts praised the company's improving profit margins.

Our top performer in technology was the French company Dassault Systemes SA, which announced in March that it had partnered with another firm to design, manufacture and launch a shock-absorbing case for the iPhone 4S. Analysts view the company, which reported strong earnings and double-digit revenue growth during the period, as being one of the best-positioned software/services companies in Europe.

The most notable contributors in the consumer discretionary sector were Fast Retailing Co., Ltd., a Japanese company that continues to roll out new initiatives such as e-commerce and Internet marketing, and Adidas AG, a German sports clothing manufacturer, which gained ground after boosting its 2012 profit forecast and reporting strong sales growth in China.

Other top contributors were Deutsche Post AG, which announced expectations for improved earnings and a higher dividend in 2012, the insurance company Old Mutual PLC;* the software giant SAP AG; and the satellite communications firm Inmarsat PLC.

* Not held in the portfolio as of August 31, 2012.

Ten Largest Equity Holdings at August 31, 2012 (46.8% of Net Assets)	Country	Percent
1. TeliaSonera AB Offers telecommunication services	Sweden	7.0%
2. Centrica PLC Provides gas- and energy-related products and services to residential and business customers	United Kingdom	6.0%
3. Snam SpA Owns and operates Italy's natural gas distribution network	Italy	4.9%
4. BOC Hong Kong (Holdings) Ltd. Provider of financial products and services to retail and corporate customers	Hong Kong	4.7%
5. Adidas AG Manufactures sports shoes and sports equipment	Germany	4.4%
6. Deutsche Post AG Provides mail delivery services to the public and businesses	Germany	4.3%
7. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	4.3%
8. Dassault Systemes SA Designer, manufacturer and engineer of software products	France	4.1%
9. Fortum Oyj Provider of energy-related products and services	Finland	4.0%
10. Fast Retailing Co., Ltd. Operates a chain of clothing stores	Japan	3.1%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

One of the fund's largest detractors was Mitsubishi Tanabe Pharma Corp.,* which came under pressure as U.S. and European regulators announced that they were investigating the safety of the company's treatment for multiple sclerosis. Our position in Snam SpA lost ground due to unfavorable local legislation, while Canon, Inc. weakened due to increased concerns about the potential shift to a "paperless" office environment amid the rising penetration of tablet devices. Also detracting from performance were Bezeq Israeli Telecommunication Corp., Ltd., the Israeli telecommunication group; Newcrest Mining Ltd.; Fortum Oyj (a Finland-based electric utility); and the French bank Societe Generale.*

* Not held in the portfolio as of August 31, 2012.

Outlook and Positioning

We typically do not offer an outlook regarding the economy or the financial markets, since our primary emphasis is on generating outperformance through individual stock selection. We believe that focusing on stock selection, rather than trying to assess transitory economic factors or short-term market movements, is the most effective way to add value over the long term.

Portfolio Management Team

Thomas Voecking, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Bank in 1991. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

• Portfolio Manager, Market Research Strategies: Frankfurt.

• MS, University of Muenster.

Jason E. Inzer, Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Bank in 1997 as technology manager for Japan equity research. In 2003, became head of research analytics for global research. He joined Deutsche Asset Management in 2008.

• Portfolio Manager, Market Research Strategies: New York.

• BA, The Ohio State University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morningstar Foreign Large Blend Funds category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution incorporates both a stock's total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Sovereign debt is debt that is issued by a national government.

The European Union is an organization of Central and Eastern European nations which was established in 1993 with the purpose of seeking closer economic and political union. Participating European Union members established an agreement known as The European Monetary Union (a currency union) which identifies the protocols for pooling currency reserves and the introduction of a common currency.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	1.63%	-0.12%	-7.72%	4.06%
Class B	0.59%	-0.95%	-8.46%	3.17%
Class C	0.84%	-0.89%	-8.43%	3.24%
MSCI EAFE Index†	-0.04%	2.40%	-4.81%	6.67%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-4.22%	-2.08%	-8.81%	3.45%
Class B (max 4.00% CDSC)	-2.38%	-1.59%	-8.64%	3.17%
Class C (max 1.00% CDSC)	0.84%	-0.89%	-8.43%	3.24%
MSCI EAFE Index†	-0.04%	2.40%	-4.81%	6.67%
No Sales Charges
Class S	1.96%	0.19%	-7.43%	4.40%
Institutional Class	2.15%	0.33%	-7.31%	4.56%
MSCI EAFE Index†	-0.04%	2.40%	-4.81%	6.67%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 20, 2011 are 1.23%, 2.08%, 2.01%, 0.92% and 0.80% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 8/31/12	$40.14	$39.65	$39.65	$40.38	$40.25
8/31/11	$40.49	$40.05	$39.99	$40.73	$40.57
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$.93	$.63	$.62	$1.05	$1.09

Morningstar Rankings — Foreign Large Blend Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	172	of	814	21
3-Year	680	of	731	93
5-Year	535	of	590	90
10-Year	296	of	328	90
Class B 1-Year	289	of	814	36
3-Year	702	of	731	96
5-Year	558	of	590	94
10-Year	320	of	328	97
Class C 1-Year	258	of	814	32
3-Year	699	of	731	95
5-Year	556	of	590	94
10-Year	319	of	328	97
Class S 1-Year	134	of	814	17
3-Year	670	of	731	91
5-Year	528	of	590	89
10-Year	278	of	328	84
Institutional Class 1-Year	110	of	814	14
3-Year	660	of	731	90
5-Year	525	of	590	89
10-Year	273	of	328	83

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Shares	Value ($)

Common Stocks 96.3%
Australia 7.4%
Asciano Ltd.	210,000	973,649
Australia & New Zealand Banking Group Ltd.	102,000	2,624,270
BHP Billiton Ltd.	467,000	15,352,163
Lend Lease Group	247,000	2,173,581
National Australia Bank Ltd.	712,501	18,619,200
Newcrest Mining Ltd.	369,223	9,428,216
Westpac Banking Corp.	163,000	4,183,778
(Cost $59,884,053)		53,354,857
Finland 4.0%
Fortum Oyj (Cost $32,577,329)	1,567,000	28,924,920
France 7.8%
Aeroports de Paris	69,000	5,466,063
Dassault Systemes SA	307,000	29,754,266
Klepierre (REIT)	123,000	3,962,034
Publicis Groupe (a)	88,000	4,560,125
Safran SA	109,500	3,829,600
Unibail-Rodamco SE (REIT)	43,700	8,894,505
(Cost $51,735,082)		56,466,593
Germany 14.0%
Adidas AG	406,000	31,727,948
Allianz SE (Registered)	32,000	3,512,554
BASF SE	202,200	15,692,231
Deutsche Post AG (Registered)	1,622,000	31,449,639
Hannover Rueckversicherung AG (Registered)	100,000	6,105,762
SAP AG	158,372	10,436,548
Siemens AG (Registered)	23,800	2,256,626
(Cost $95,979,247)		101,181,308
Hong Kong 5.7%
BOC Hong Kong (Holdings) Ltd.	10,650,000	33,868,236
Noble Group Ltd.	5,960,000	5,751,795
Orient Overseas International Ltd.	241,000	1,291,532
(Cost $38,174,929)		40,911,563
Israel 0.8%
Bezeq Israeli Telecommunication Corp., Ltd. (Cost $10,279,333)	5,100,000	5,797,128
Italy 5.6%
Snam SpA	8,430,000	35,443,304
UniCredit SpA*	1,192,000	4,695,391
(Cost $47,380,159)		40,138,695
Japan 20.4%
Bridgestone Corp.	415,000	9,694,125
Canon, Inc.	432,000	14,376,273
Central Japan Railway Co.	700	6,104,579
FANUC Corp.	30,100	4,957,587
Fast Retailing Co., Ltd. (a)	95,700	22,417,536
Honda Motor Co., Ltd.	332,272	10,586,739
JGC Corp.	557,000	17,235,966
Marubeni Corp.	232,000	1,498,019
Mitsubishi Estate Co., Ltd.	684,000	12,074,566
Mitsubishi Heavy Industries Ltd.	370,000	1,539,569
Mitsui & Co., Ltd.	1,503,000	21,121,318
Nabtesco Corp.	550,000	10,142,131
Nidec Corp. (a)	34,300	2,712,040
Nissan Motor Co., Ltd.	142,000	1,333,954
Sony Corp.	184,000	2,074,935
Sumitomo Mitsui Financial Group, Inc.	229,000	7,119,919
Sumitomo Realty & Development Co., Ltd.	79,000	1,941,327
(Cost $152,763,309)		146,930,583
Netherlands 6.9%
ING Groep NV (CVA)*	2,509,779	19,100,432
Royal Dutch Shell PLC "B"	854,000	30,815,902
(Cost $49,695,230)		49,916,334
Norway 2.7%
DnB NOR ASA (Cost $21,176,784)	1,710,000	19,645,671
Portugal 0.3%
Banco Comercial Portugues SA "R"* (a) (Cost $5,028,635)	21,900,000	2,390,646
Singapore 0.4%
United Overseas Bank Ltd.	132,000	2,024,382
Wilmar International Ltd. (a)	340,000	855,312
(Cost $3,437,223)		2,879,694
Sweden 7.4%
Swedbank AB "A"	163,000	2,852,309
TeliaSonera AB	7,324,000	50,597,377
(Cost $55,599,347)		53,449,686
Switzerland 1.7%
Swiss Life Holding AG (Registered)*	24,000	2,718,036
Zurich Insurance Group AG*	40,000	9,604,884
(Cost $13,379,531)		12,322,920
United Kingdom 11.2%
Capita PLC	1,280,000	14,681,150
Centrica PLC	8,310,000	43,121,002
GlaxoSmithKline PLC	182,000	4,115,250
Inmarsat PLC	1,318,000	11,988,553
SABMiller PLC	165,000	7,270,336
(Cost $77,429,118)		81,176,291
Total Common Stocks (Cost $714,519,309)		695,486,889

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $33,892,245)	33,892,245	33,892,245

Cash Equivalents 2.9%
Central Cash Management Fund, 0.14% (b) (Cost $21,156,071)	21,156,071	21,156,071

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $769,567,625)†	103.9	750,535,205
Other Assets and Liabilities, Net	(3.9)	(28,190,342)
Net Assets	100.0	722,344,863

* Non-income producing security.

† The cost for federal income tax purposes was $770,564,824. At August 31, 2012, net unrealized depreciation for all securities based on tax cost was $20,029,619. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,360,477 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $47,390,096.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2012 amounted to $31,515,970, which is 4.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

At August 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	9/21/2012	414	29,085,570	1,412,639

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$53,354,857	$—	$53,354,857
Finland	—	28,924,920	—	28,924,920
France	—	56,466,593	—	56,466,593
Germany	—	101,181,308	—	101,181,308
Hong Kong	—	40,911,563	—	40,911,563
Israel	—	5,797,128	—	5,797,128
Italy	—	40,138,695	—	40,138,695
Japan	—	146,930,583	—	146,930,583
Netherlands	—	49,916,334	—	49,916,334
Norway	—	19,645,671	—	19,645,671
Portugal	—	2,390,646	—	2,390,646
Singapore	—	2,879,694	—	2,879,694
Sweden	—	53,449,686	—	53,449,686
Switzerland	—	12,322,920	—	12,322,920
United Kingdom	—	81,176,291	—	81,176,291
Short-Term investments (d)	55,048,316	—	—	55,048,316
Derivatives (e)	1,412,639	—	—	1,412,639
Total	$56,460,955	$695,486,889	$—	$751,947,844

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $714,519,309) — including $31,515,970 of securities loaned	$695,486,889
Investment in Daily Assets Fund Institutional (cost $33,892,245)*	33,892,245
Investment in Central Cash Management Fund (cost $21,156,071)	21,156,071
Total investments in securities, at value (cost $769,567,625)	750,535,205
Cash	86,716
Foreign currency, at value (cost $4,381,166)	4,128,797
Deposit with broker for futures contracts	1,449,600
Receivable for Fund shares sold	42,144
Dividends receivable	885,958
Interest receivable	41,059
Receivable for variation margin on futures contracts	164,999
Foreign taxes recoverable	764,200
Other assets	17,304
Total assets	758,115,982
Liabilities
Payable upon return of securities loaned	33,892,245
Payable for Fund shares redeemed	775,639
Distributions payable	1,835
Accrued management fee	344,404
Accrued Trustees' fees	14,015
Other accrued expenses and payables	742,981
Total liabilities	35,771,119
Net assets, at value	$722,344,863
Net Assets Consist of
Undistributed net investment income	14,298,585
Net unrealized appreciation (depreciation) on: Investments	(19,032,420)
Futures	1,412,639
Foreign currency	(206,660)
Accumulated net realized gain (loss)	(707,888,890)
Paid-in capital	1,433,761,609
Net assets, at value	$722,344,863

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($91,629,097 ÷ 2,282,544 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$40.14
Maximum offering price per share (100 ÷ 94.25 of $40.14)	$42.59
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,642,311 ÷ 41,420 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$39.65
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,484,947÷ 188,759 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$39.65
Class S Net Asset Value, offering and redemption price(a) per share ($607,208,800 ÷ 15,037,102 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$40.38
Institutional Class Net Asset Value, offering and redemption price(a) per share ($14,379,708 ÷ 357,232 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$40.25

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,916,359)	$28,071,145
Interest	38,324
Income distributions — Central Cash Management Fund	22,042
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,222,131
Total income	29,353,642
Expenses: Management fee	4,203,156
Administration fee	743,921
Services to shareholders	1,694,351
Distribution and service fees	334,709
Custodian fee	139,027
Professional fees	126,085
Reports to shareholders	100,677
Registration fees	64,141
Directors' fees and expenses	37,529
Other	6,656
Total expenses	7,450,252
Net investment income	21,903,390
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(122,717,224)
Futures	3,721,187
Foreign currency	(330,531)
Payment by affiliate (see Note G)	23,487
(119,303,081)
Change in net unrealized appreciation (depreciation) on: Investments	104,546,729
Futures	2,649,364
Foreign currency	(241,220)
106,954,873
Net gain (loss)	(12,348,208)
Net increase (decrease) in net assets resulting from operations	$9,555,182

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$21,903,390	$17,531,684
Net realized gain (loss)	(119,303,081)	205,080,297
Change in net unrealized appreciation (depreciation)	106,954,873	(157,133,860)
Net increase (decrease) in net assets resulting from operations	9,555,182	65,478,121
Distributions to shareholders from: Net investment income: Class A	(2,344,131)	(2,952,727)
Class B	(36,346)	(58,130)
Class C	(138,785)	(172,654)
Class S	(17,019,869)	(20,863,169)
Institutional Class	(446,961)	(936,616)
Total distributions	(19,986,092)	(24,983,296)
Fund share transactions: Proceeds from shares sold	24,017,570	36,086,918
Reinvestment of distributions	18,265,523	22,861,238
Payments for shares redeemed	(138,106,897)	(228,154,975)
Redemption fees	611	9,453
Net increase (decrease) in net assets from Fund share transactions	(95,823,193)	(169,197,366)
Increase from regulatory settlements (see Note H)	642,837	1,705,420
Increase (decrease) in net assets	(105,611,266)	(126,997,121)
Net assets at beginning of period	827,956,129	954,953,250
Net assets at end of period (including undistributed net investment income of $14,298,585 and $11,774,330, respectively)	$722,344,863	$827,956,129

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$40.49		$39.41		$42.89		$56.22		$67.17
Income (loss) from investment operations: Net investment income (loss)a	1.04		.67		.45		.62		1.29	d
Net realized and unrealized gain (loss)	(.49)		1.31		(3.65)		(12.54)		(11.62)
Total from investment operations	.55		1.98		(3.20)		(11.92)		(10.33)
Less distributions from: Net investment income	(.93)		(.98)		(.70)		(1.41)		(.62)
Increase from regulatory settlements	.03	f	.08	f	.42	f	—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$40.14		$40.49		$39.41		$42.89		$56.22
Total Return (%)b	1.63	f	4.97	f	(6.60	)f	(20.46	)c	(15.58	)e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92		107		128		163		244
Ratio of expenses before expense reductions (%)	1.25		1.23		1.24		1.29		1.22
Ratio of expenses after expense reductions (%)	1.25		1.23		1.24		1.28		1.22
Ratio of net investment income (loss) (%)	2.70		1.48		1.02		1.70		1.94	d
Portfolio turnover rate (%)	91		202		166		108		133
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.64)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class B	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$40.05		$38.96		$42.43		$55.54		$66.32
Income (loss) from investment operations: Net investment income (loss)a	.64		.33		.11		.35		.76	d
Net realized and unrealized gain (loss)	(.44)		1.29		(3.64)		(12.35)		(11.54)
Total from investment operations	.20		1.62		(3.53)		(12.00)		(10.78)
Less distributions from: Net investment income	(.63)		(.61)		(.36)		(1.11)		(.00	)*
Increase from regulatory settlements	.03	f	.08	f	.42	f	—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$39.65		$40.05		$38.96		$42.43		$55.54
Total Return (%)b	.59	f	4.26	c,f	(7.34	)c,f	(21.02	)c	(16.27	)c,e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3		4		8		16
Ratio of expenses before expense reductions (%)	2.19		2.08		2.15		2.25		2.10
Ratio of expenses after expense reductions (%)	2.19		2.01		2.03		2.03		2.03
Ratio of net investment income (loss) (%)	1.66		.70		.23		.95		1.14	d
Portfolio turnover rate (%)	91		202		166		108		133
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.33)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$39.99		$38.91		$42.36		$55.47		$66.29
Income (loss) from investment operations: Net investment income (loss)a	.73		.33		.12		.35		.79	d
Net realized and unrealized gain (loss)	(.48)		1.29		(3.63)		(12.35)		(11.52)
Total from investment operations	.25		1.62		(3.51)		(12.00)		(10.73)
Less distributions from: Net investment income	(.62)		(.62)		(.36)		(1.11)		(.09)
Increase from regulatory settlements	.03	f	.08	f	.42	f	—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$39.65		$39.99		$38.91		$42.36		$55.47
Total Return (%)b	.84	f	4.15	f	(7.31	)f	(21.04	)c	(16.24	)e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		10		12		15		24
Ratio of expenses before expense reductions (%)	2.03		2.01		2.02		2.10		2.01
Ratio of expenses after expense reductions (%)	2.03		2.01		2.02		2.03		2.01
Ratio of net investment income (loss) (%)	1.90		.70		.24		.95		1.16	d
Portfolio turnover rate (%)	91		202		166		108		133
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.30)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$40.73		$39.64		$43.16		$56.55	$67.57
Income (loss) from investment operations: Net investment income (loss)a	1.17		.81		.58		.74	1.48	b
Net realized and unrealized gain (loss)	(.50)		1.33		(3.66)		(12.61)	(11.66)
Total from investment operations	.67		2.14		(3.08)		(11.87)	(10.18)
Less distributions from: Net investment income	(1.05)		(1.13)		(.86)		(1.52)	(.84)
Increase from regulatory settlements	.03	d	.08	d	.42	d	—	—
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$40.38		$40.73		$39.64		$43.16	$56.55
Total Return (%)	1.96	d	5.30	d	(6.32	)d	(20.18)	(15.33	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	607		687		780		986	1,480
Ratio of expenses (%)	.95		.92		.94		.94	.93
Ratio of net investment income (loss) (%)	3.00		1.79		1.32		2.04	2.24	b
Portfolio turnover rate (%)	91		202		166		108	133
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.39)%.
d Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$40.57		$39.50		$43.00		$56.35	$67.34
Income (loss) from investment operations: Net investment income (loss)a	1.11		.86		.63		.79	1.58	b
Net realized and unrealized gain (loss)	(.37)		1.31		(3.63)		(12.58)	(11.64)
Total from investment operations	.74		2.17		(3.00)		(11.79)	(10.06)
Less distributions from: Net investment income	(1.09)		(1.18)		(.92)		(1.56)	(.93)
Increase from regulatory settlements	.03	d	.08	d	.42	d	—	—
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$40.25		$40.57		$39.50		$43.00	$56.35
Total Return (%)	2.15	d	5.40	d	(6.21	)d	(20.06)	(15.22	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		21		31		44	53
Ratio of expenses (%)	.77		.80		.81		.81	.80
Ratio of net investment income (loss) (%)	2.86		1.91		1.45		2.17	2.36	b
Portfolio turnover rate (%)	91		202		166		108	133
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.28)%.
d Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $706,418,000, including $589,623,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($273,734,000) and August 31, 2018 ($315,889,000), the respective expiration dates, whichever occurs first; and approximately $116,795,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($89,882,000) and long-term losses ($26,913,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$15,239,647
Capital loss carryforwards	$(706,418,000)
Net unrealized appreciation (depreciation) on investments	$(20,029,619)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2012	2011
Distributions from ordinary income	$19,986,092	$24,983,296

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2012, the Fund invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,527,000 to $35,676,000.

The following table summarizes the value of the Fund's derivative instruments held as of August 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$1,412,639

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$3,721,187

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$2,649,364

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended August 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $658,137,332 and $754,166,864, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the year ended August 31, 2012, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.565% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $743,921, of which $60,957 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2012
Class A	$208,465	$51,363
Class B	7,801	1,839
Class C	17,978	4,463
Class S	810,475	200,681
Institutional Class	2,037	534
	$1,046,756	$258,880

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2012
Class B	$15,137	$1,047
Class C	61,487	4,846
	$76,624	$5,893

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$232,669	$64,894	.24%
Class B	5,024	1,079	.25%
Class C	20,392	4,887	.25%
	$258,085	$70,860

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2012 aggregated $3,108.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2012, the CDSC for Class B and C shares aggregated $4,764 and $450, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,827, of which $7,666 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective October 6, 2011, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from October 6, 2011 through August 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $135,640.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	158,114	$6,137,321	216,721	$9,757,234
Class B	500	18,199	484	22,113
Class C	27,464	1,074,257	28,226	1,237,915
Class S	362,550	14,025,688	367,842	16,679,602
Institutional Class	75,080	2,762,105	184,676	8,390,054
		$24,017,570		$36,086,918
Shares issued to shareholders in reinvestment of distributions
Class A	60,871	$2,241,886	62,399	$2,799,238
Class B	978	35,798	1,272	56,747
Class C	3,567	130,398	3,629	161,614
Class S	421,883	15,596,935	425,145	19,148,503
Institutional Class	7,081	260,506	15,506	695,136
		$18,265,523		$22,861,238
Shares redeemed
Class A	(588,034)	$(22,800,428)	(864,609)	$(38,868,262)
Class B	(28,040)	(1,068,579)	(42,981)	(1,907,883)
Class C	(80,281)	(3,092,762)	(93,009)	(4,070,265)
Class S	(2,625,204)	(101,825,066)	(3,601,515)	(163,209,757)
Institutional Class	(240,536)	(9,320,062)	(472,085)	(20,098,808)
		$(138,106,897)		$(228,154,975)
Redemption fees		$611		$9,453
Net increase (decrease)
Class A	(369,049)	$(14,420,771)	(585,489)	$(26,311,790)
Class B	(26,562)	(1,014,582)	(41,225)	(1,829,023)
Class C	(49,250)	(1,888,107)	(61,154)	(2,670,670)
Class S	(1,840,771)	(72,202,443)	(2,808,528)	(127,372,265)
Institutional Class	(158,375)	(6,297,290)	(271,903)	(11,013,618)
		$(95,823,193)		$(169,197,366)

G. Payment by Affiliate

During the year ended August 31, 2012, the Advisor fully reimbursed $23,487 to compensate for a breach of the Fund's procedures. The amount of the loss reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

H. Regulatory Settlements

During the years ended August 31, 2012 and August 31, 2011, the Fund received $642,837 and $1,705,420 of non-affiliated regulatory settlements, respectively. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS International Fund (the "Fund") at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$978.80	$974.40	$975.20	$980.30	$981.50
Expenses Paid per $1,000*	$6.07	$10.52	$9.83	$4.58	$3.39
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,019.00	$1,014.48	$1,015.18	$1,020.51	$1,021.72
Expenses Paid per $1,000*	$6.19	$10.74	$10.03	$4.67	$3.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.22%	2.12%	1.98%	.92%	.68%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid foreign taxes of $578,000 and earned $14,389,000 of foreign source income during the year ended August 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.80 per share as income earned from foreign sources for the year ended August 31, 2012.

For federal income tax purposes, the Fund designates $32,986,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Notes

Notes

Notes

Notes

Notes

Notes

DWS INVESTMENTS

Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DIF-2
(R-023991-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$93,967	$0	$0	$6,470
2011	$90,939	$0	$0	$22,679

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$6,470	$56,300	$0	$62,770
2011	$22,679	$0	$0	$22,679

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012